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                                                                 EXHIBIT 10.28
                                    AMENDMENT

This amendment (the "Amendment"), dated March 29, 2001, is being made between KERYX BIOPHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware, with offices at Kiryat Mada 5, Jerusalem 91236 Israel ("Keryx"), and CHILDREN'S MEDICAL CENTER CORPORATION, 300 Longwood Avenue, Boston, Massachusetts 02155 United States of America ("CMCC").

WHEREAS the parties executed a License Agreement, dated November 12, 1999, pursuant to which, among other things, meet certain development milestones (the "License Agreement"); and

WHEREAS the parties have determined that the proper development and funding of the technology that is the subject of the License Agreement justifies amendments to the clauses addressing the development milestones and Keryx's reporting requirements;

IT IS HEREBY AGREED by and between the parties:

    1. Article III.B.1 of the License Agreement shall be deleted in its entirety and replaced with the following language:

       B. Licensee shall accomplish development of Licensed Products and/or Licensed Processes according to the following timetable:

            1. file an Initial New Drug Application ("IND") for a Licensed
               Product with United States Food and Drug Administration ("FDA") or its foreign equivalent in a country with reasonably comparable requirements within forty two (42) months from the identification of the first lead compound; and

    2. This Amendment shall not be deemed to alter in any manner any rights and/or obligations of either party except as specifically set forth above.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, by proper persons duly authorized.


KERYX BIOPHARMACEUTICALS, INC.            CHILDRENS MEDICAL CENTER
                                          CORPORATION


By: /s/ Morris Laster                     By: /s/ Willliam New
   -----------------------------             -------------------------

Name: Morris Laster, M.D.                 Name: William New

Title: Chief Executive Officer            Title: